Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bullion Monarch Mining, Inc. (the “Registrant”) on Form 10-Q for the period ending January 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, R. Don Morris, President and Peter Passaro, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 12, 2009	By:	/s/R. Don Morris
R. Don Morris
President and Director

Date:	March 12, 2009	By:	/s/Peter Passaro
Peter Passaro
Chief Financial Officer and Director